UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2011

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On November 2, 2011, Cabela’s Incorporated (the “Company”) entered into a Credit Agreement with the lenders named therein, U.S. Bank National Association, as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, and Bank of America, N.A., as Documentation Agent (the “Credit Agreement”).  The Credit Agreement replaces the Company’s $350 million Second Amended and Restated Credit Agreement.  The Credit Agreement provides for a $415 million revolving credit facility with a $100 million sublimit for the issuance of letters of credit and a $20 million sublimit for swing line loans.  The credit facility may, under the Credit Agreement, be increased to $500 million subject to certain terms and conditions.  The term of the credit facility expires on November 2, 2016.  Advances under the credit facility will be used for the Company’s general business purposes, including working capital support.  The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1.

In addition, on November 2, 2011, certain subsidiaries of the Company entered into a Guaranty with U.S. Bank National Association, as Administrative Agent, in connection with the Company’s entry into the Credit Agreement.  The foregoing description of the Guaranty does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.2.

Certain of the lenders under the Credit Agreement, or their respective affiliates, have provided, currently provide, and/or may in the future provide investment banking, commercial banking, and/or other services to the Company and its subsidiaries.  Customary fees have been, or may in the future be, paid for these services.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Credit Agreement dated as of November 2, 2011, among Cabela's Incorporated, various lenders party thereto, and U.S. Bank National Association, as Administrative Agent
10.2	Guaranty dated as of November 2, 2011, among certain subsidiaries of Cabela’s Incorporated and U.S. Bank National Association, as Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: November 8, 2011	By:	/s/ Ralph W. Castner
Ralph W. Castner
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Credit Agreement dated as of November 2, 2011, among Cabela's Incorporated, various lenders party thereto, and U.S. Bank National Association, as Administrative Agent
10.2	Guaranty dated as of November 2, 2011, among certain subsidiaries of Cabela’s Incorporated and U.S. Bank National Association, as Administrative Agent